Exhibit 10.166
CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 10
to
Purchase Agreement No. 3860
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 787 Aircraft

UAL-PA-3860	SA-10	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

THIS SUPPLEMENTAL AGREEMENT No. 10 (SA-10), entered into as of November 1, 2018, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 787 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;
The parties to the Purchase Agreement have agreed to *** of *** 787‑*** Aircraft;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-10”).

2.	Tables.
Table 1A entitled “787-*** Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1A” (identified by “SA-10”) to reflect *** of *** 787-*** Aircraft .

3.	Miscellaneous.
3.1.    The parties mutually agree that the terms of Letter Agreement UAL-PA-03860-LA-1802900 entitled “*** Rights for Certain 787 Aircraft” have expired.
3.2.    Boeing and Customer agree that *** under this Supplemental Agreement No. 10 and shall be due no later than *** days after execution of this SA-10.
The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

UAL-PA-3860	SA-10	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-3860	SA-10	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1
TABLE
1	787-*** Aircraft Delivery, Description, Price and ***	SA-7
1A.	787-*** with GENX-1B*** Engines Aircraft Information Table	SA-10
EXHIBITS

A2*	787-*** Aircraft Configuration	SA-9
A3.	787-*** Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities
* - Note: There is no Exhibit A1 in this Purchase Agreement
SUPPLEMENTAL EXHIBITS
AE1.	*** Adjustment/Airframe and *** Features
BFE1.	BFE Variables for the 787-*** Aircraft	SA-7
CS1.	Customer Support Document
EE1.	Engine ***/Engine Warranty ***
SLP1.	Service Life Policy Components

P.A. 3860	TABLE OF CONTENTS, Page 1 of 4	SA-10
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03860-LA-1209247	787 e-Enabling
UAL-PA-03860-LA-1209264	Open Configuration Matters Completed: No longer applicable	SA-9
UAL-PA-03860-LA-1209409	Spare Parts Initial Provisioning
UAL-PA-03860-LA-1209410	Special Matters Relating to COTS Software and End User License Agreements
UAL-PA-03860-LA-1209411	Special Terms – Seats and In-flight Entertainment
UAL-PA-03860-LA-1209417	Model 787 Post-Delivery Software & Data Loading
CONFIDENTIAL LETTER AGREEMENTS
UAL-PA-03860-LA-1209236R1	Model ***	SA-1
	Attachment A, 787-*** Airframe Pricing of *** Aircraft with General Electric GEnx-1B***	SA-1
	Attachment B, 787-*** with General Electric GEnx-1B***	SA-1
	Attachment C, 787-***with General Electric GEnx-1B***	SA-1
UAL-PA-03860-LA-1209412	Spare Parts Commitment
UAL-PA-03860-LA-1209413R3	Special Matters	SA-9
UAL-PA-03860-LA-1209413A1R3	Special Matters – Amendment 1	SA-7
UAL-PA-03860-LA-1209414	Other Special Matters
UAL-PA-03860-LA-1209413A1	Other Special Matters - Amendment 1	SA-1
UAL-PA-03860-LA-1209416R1	Promotional Support	SA-2
UAL-PA-03860-LA-1209430	***
UAL-PA-03860-LA-1209429	***

P.A. 3860	TABLE OF CONTENTS, Page 2 of 4	SA-10
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
CONFIDENTIAL LETTER AGREEMENTS, continued		SA NUMBER
6-1162-ELP-0794	*** Program- ***
6-1162-ELP-0795	*** Program- ***
UAL-PA-03860-LA-1301368	*** (787-***)	SA-1
UAL-PA-03860-LA-1301373	787-*** Aircraft Open Configuration and Other Matters	SA-1
UAL-PA-03860-LA-1301375R1	Provisions Relating to Customer’s *** for 787‑*** Aircraft	SA-7
UAL-PA-03860-LA-1301377	787-***	SA-1
UAL-PA-03860-LA-1301377A1	787- *** – Amendment 1	SA-4
UAL-PA-03860-LA-1301380	787-*** Program Launch	SA-1
UAL-PA-03860-LA-1500017	***	SA-4
UAL-PA-03860-LA-1500059	Installation of Cabin Systems Equipment	SA-4
UAL-PA-03860-LA-1703319	Privileged and Confidential Matters	SA-8
UAL-PA-03860-LA-1802899	Assignment Matters	SA-9
~~UAL-PA-03860-LA-1802900~~	~~*** Rights for Certain 787 Aircraft~~	~~SA-9~~

P.A. 3860	TABLE OF CONTENTS, Page 3 of 4	SA-10
BOEING/UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . June 17, 2013
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . December 16, 2013
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . July 22, 2014
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . January 14, 2015
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . May 12, 2015
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . December 31, 2015
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . March 7, 2016
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . June 7, 2017
Supplemental Agreement No. 9 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . May 31, 2018
Supplemental Agreement No. 10 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . . . . November 1, 2018

P.A. 3860	TABLE OF CONTENTS, Page 4 of 4	SA-10
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1A to Purchase Agreement No. 3860
787-*** Aircraft with GENX-1B*** Engines Delivery, Description, Price and ***
(787-***/GE/***)

	Airframe Model/MTOW:		787-***	*** pounds	#			Detail Specification:		***
	Engine Model/Thrust:		GENX-1B***[1]	*** pounds				Airframe Price Base Year/*** Formula:		***	***
	Airframe Price:			$***				Engine Price Base Year/*** Formula:		***	***
	*** Features:			$***				Airframe *** Data:
	Sub-Total of Airframe and Features:			$***				Base Year Index (ECI):		***
	Engine Price (Per Aircraft) :			$***	[1]			Base Year Index (CPI):		***
	Aircraft Basic Price (Excluding BFE/SPE):			$***				Engine *** Data:
	Buyer Furnished Equipment (BFE) Estimate:			$***				Base Year Index (ECI):		***
	In-Flight Entertainment (IFE) Estimate:			$***				Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	See footnote for *** forecast being used	Serial Number +	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
	Total:	***

[1] Pursuant to GE agreement: GEnx-1B***.
* ** *** Factors ***
# ***. Aircraft are eligible for the provisions of Letter Agreement UAL-PA-03860- LA-1301375R1 entitled "Provisions Relating to Customer's *** for 787-*** Aircaft"

+ Serial Numbers Identified are for informational purposes only and subject to change

APR-111650	BOEING / UNITED AIRLINES PROPRIETARY	787-*** with GE Engines Table 1A (SA-10) Page 1